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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date  of  Report           March  6,  2002
                     ---------------------


                    Turbodyne  Technologies,  Inc.
                    ------------------------------
     (Exact  name  of  registrant  as  specified  in  its  charter)


   Delaware                    000-21391             95-4699061
-----------------------     ---------------       ---------------------
(State or other jurisdiction  (Commission         (IRS  Employer
   of  incorporation)          File  Number)       Identification  No.)


          6155  Carpinteria  Avenue
          Carpinteria,  California                       93103
     ---------------------------------                 ----------
     (Address  of  principal  executive  offices)      (Zip Code)


Registrant's telephone number, including area code    (805)  684-4551
                                                     ------------------


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Item  1.     Changes  in  Control  of  Registrant.

          Inapplicable.

Item  2.     Acquisition  or  Disposition  of  Assets.

          Inapplicable.

Item  3.     Bankruptcy  or  Receivership.

          Inapplicable.

Item  4.     Changes  in  Registrant's  Certifying  Accountant.

     Effective on March 6, 2002, the registrant has engaged a new independent accountant, BDO Dunwoody, LLP, Chartered Accountants and Consultants, to audit the registrants financial statements.

     Neither the registrant nor anyone on its behalf has, during the two most recent fiscal years or any subsequent interim period prior to engaging the new accountant, consulted the newly engaged accountant regarding any of the subject matters identified in paragraph (a)(2) of Item 304 of Regulation S-K.

Item  5.     Other  Events  and  Regulation  FD  Disclosure.

          Inapplicable.

Item  6.     Resignations  of  Registrant's  Directors.

          Inapplicable.

Item  7.     Financial  Statements  and  Exhibits.

          Inapplicable

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Turbodyne  Technologies,  Inc.
                                   ------------------------------
                                        (Registrant)

                                      /s/ Charles Caverno
Date                                  --------------------------
     March  12,  2002                         (Signature)
     ----------------                       Charles Caverno
                                        Chief Financial Officer

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